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                           FIRST AMENDMENT AND CONSENT


                  FIRST AMENDMENT (this "Amendment"), dated as of October 21, 1997, among FREMONT FINANCIAL CORPORATION (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (the "Banks"), WELLS FARGO BANK, N.A. and FLEET BANK, NATIONAL ASSOCIATION, as Co-Agents (the "Co-Agents"), and THE CHASE MANHATTAN BANK, as Agent (the "Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H :


                  WHEREAS, the Borrower, the Banks, the Co-Agents and the Agent are parties to a Second Amended and Restated Agreement, dated as of June 23, 1997 (as in effect on the date hereof, the "Credit Agreement");

                  WHEREAS, in connection with the Credit Agreement, Fremont Premium Finance Corporation ("FPFC") and The Chase Manhattan Bank, as Agent, entered into a Subsidiary Guaranty, dated as of June 23, 1997 (as in effect on the date hereof, the "FPFC Subsidiary Guaranty");

                  WHEREAS, in connection with the Credit Agreement, Fremont Premium Finance Company of Delaware ("FPFC Delaware") and The Chase Manhattan Bank, as Agent, entered into a Subsidiary Guaranty, dated as of June 23, 1997 (as in effect on the date hereof, the "FPFC Delaware Subsidiary Guaranty");

                  WHEREAS, the Borrower, FPFC and FPFC Delaware have requested that the Banks consent to the termination of each of the FPFC Subsidiary
Guaranty and the FPFC Delaware Subsidiary Guaranty (the "Guaranty Terminations"); and

                  WHEREAS,   the  parties   hereto  wish  to  amend  the  Credit
Agreement, and the Banks wish to consent to the Guaranty Terminations, in each case as herein provided;

                  NOW, THEREFORE, it is agreed:

I. AMENDMENTS AND CONSENT.

                  1. Section 4.04(ii) of the Credit Agreement is hereby amended by deleting the text "FPFC and FPFC Delaware," appearing therein.


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                  2. Section  4.05(a) of the Credit  Agreement is hereby amended by deleting the text "Borrower, FGC, FPFC and FPFC Delaware" appearing therein and inserting in lieu thereof the text "Borrower and FGC".

                  3. Section 4.10 of the Credit Agreement is hereby amended by deleting the text appearing therein in its entirety and inserting in lieu thereof the text "[Intentionally Left Blank.]".

                  4. Section 4.16 of the Credit  Agreement is hereby amended by:
(x) deleting the text "Section 11.08, (b)" appearing in clause (a) of said Section and inserting in lieu thereof the text "Section 11.08 and (b)"; and (y) deleting clauses (c) and (d) of said Section in their entirety.

                  5. Section 5.02 of the Credit Agreement is hereby amended by deleting the text "Borrower, FGC, FPFC and FPFC Delaware" appearing therein and inserting in lieu thereof the text "Borrower and FGC".

                  6. Section 5.03 of the Credit Agreement is hereby amended by deleting the text "Borrower, FGC, FPFC or FPFC Delaware" appearing therein and inserting in lieu thereof the text "Borrower or FGC".

                  7. Section 5.06 of the Credit  Agreement is hereby  amended by
(x) deleting the text "Borrower, FGC, FPFC or FPFC Delaware" appearing therein and inserting in lieu thereof the text "Borrower or FGC" and (y) deleting the text "Borrower, FPFC, FPFC Delaware or FGC" in each instance it appears in said Section and inserting in lieu thereof in each such instance the text "Borrower or FGC".

                  8. Section 5.07 of the Credit  Agreement is hereby  amended by
(x) deleting the text "Borrower, FGC, FPFC and FPFC Delaware" appearing therein and inserting in lieu thereof the text "Borrower and FGC" and (y) deleting the text "Borrower, FPFC, FPFC Delaware or FGC" appearing therein and inserting in lieu thereof the text "Borrower or FGC".

                  9. Section 5.09 of the Credit Agreement is hereby amended by deleting the text ", FPFC or FPFC Delaware" and the text ", FPFC, FPFC Delaware" appearing in said Section.

                  10. Section 5.13 of the Credit Agreement is hereby amended by deleting the following text appearing therein:

                  "The principal business of FPFC is the financing of commercial insurance premiums. The principal business of FPFC Delaware is the financing of commercial insurance premiums in states other than California."



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                  11. Section 5.18 of the Credit  Agreement is hereby amended by deleting the text "Borrower, FGC, FPFC and FPFC Delaware" appearing therein and inserting in lieu thereof the text "Borrower and FGC".

                  12. Section 6.01(a) of the Credit Agreement is hereby amended by deleting the text ", (ii) a consolidated balance sheet of FPFC and its Subsidiaries as of the end of such fiscal quarter and a consolidated and consolidating statement of income of FPFC and its Subsidiaries for such fiscal quarter, all of which shall be certified by the chief financial officer of the Borrower and (iii)" appearing therein and inserting in lieu thereof the text "and (ii)".

                  13. Section 6.01(b) of the Credit Agreement is hereby amended by (x) deleting the comma appearing immediately prior to clause (ii) of said Section, (y) deleting clause (ii) of said Section in its entirety and (z) deleting the text "and (iii)" appearing therein and inserting in lieu thereof "and (ii)".

                  14. Section 6.01(f) of the Credit Agreement is hereby amended by: (x) deleting the text "prospects of FPFC, FPFC Delaware or the Borrower" appearing in said Section and inserting in lieu thereof the text "prospects of the Borrower", and (y) deleting the text "ability of the Borrower, FPFC, FPFC Delaware or FGC" appearing in said Section and inserting in lieu thereof the following text "ability of the Borrower or FGC".

                  15. Section 7.02(g) of the Credit Agreement is hereby amended by deleting the text appearing therein in its entirety and inserting in lieu thereof the following text "[Intentionally Left Blank.]".

                  16. Section 7.02(j) of the Credit Agreement is hereby amended by deleting the two parentheticals appearing therein.

                  17. Section 7.04 of the Credit  Agreement is hereby amended by
(x) deleting the word "and" appearing at the end of clause (e) thereof, (y) deleting the period appearing at the end of clause (f) thereof and inserting "; and" in lieu thereof, and (z) inserting the following new clause (g) at the end thereof:

                  "(g) the Borrower and its Subsidiaries may sell, transfer or dispose of Fremont Premium Finance Corporation and Fremont Premium Finance Company of Delaware."

                  18. Section 7.06(g) of the Credit Agreement is hereby amended by deleting the text "Fremont Funding Inc., FPFC and FVFCFC" appearing immediately at the end thereof and inserting in lieu thereof "Fremont Funding Inc. and FVFCFC".

                  19. Section 7.06(h) of the Credit Agreement is hereby amended by deleting the text appearing therein in its entirety and inserting in lieu thereof the text "[Intentionally Left Blank.]".



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                  20. Section 7.06(i) of the Credit  Agreement is hereby amended by deleting the two parentheticals appearing therein.

                  21. Section 7.06(j) of the Credit Agreement is hereby amended by deleting the text appearing therein in its entirety and inserting in lieu thereof the text "[Intentionally Left Blank.]".

                  22. Section 7.08(c) of the Credit Agreement is hereby amended by deleting the text "(other than FPFC, FPFC Delaware, Fremont Funding Inc. and FVFCFC)" appearing therein and inserting in lieu thereof the text "(other than Fremont Funding Inc. and FVFCFC)".

                  23. Section 7.12(b) of the Credit Agreement is hereby amended by deleting the text appearing therein in its entirety and inserting in lieu thereof the text "[Intentionally Left Blank.]".

                  24. Section 8.02 of the Credit Agreement is hereby amended by deleting the text "made by FGC, FPFC, FPFC Delaware, the Borrower or any of its Subsidiaries" appearing therein and inserting in lieu thereof the text "made by FGC, the Borrower or any of its Subsidiaries".

                  25. Section 8.04 of the Credit Agreement is hereby amended by deleting the text "FGC, FPFC, FPFC Delaware or the Borrower" appearing therein and inserting in lieu thereof the text "FGC or the Borrower".

                  26. Section 8.06(a) of the Credit Agreement is hereby amended by deleting the text "FGC, FPFC, FPFC Delaware, the Borrower or any Subsidiary of the Borrower" and inserting in lieu thereof the text "FGC, the Borrower or any Subsidiary of the Borrower".

                  27. Section 8.07 of the Credit Agreement is hereby amended by deleting the text "FPFC, FPFC Delaware," in each instance it appears in said Section.

                  28. Section 8.10 of the Credit Agreement is hereby amended by deleting the text appearing therein in its entirety and inserting in lieu thereof the text "[Intentionally Left Blank.]".

                  29. Section 8.11 of the Credit Agreement is hereby amended by deleting the text "FPFC, FPFC Delaware," in each instance it appears.

                  30. Section 8.12 of the Credit  Agreement is hereby amended by
(x) deleting the designation  "(a)" appearing  therein and (y) deleting  clauses
(b) and (c) thereof in their entirety.


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                  31. The definition of "Borrowing  Base" appearing in Section 9 of the Credit Agreement is hereby amended by deleting the text appearing therein in its entirety and inserting in lieu thereof the text "shall mean, for any date of determination, an amount equal to the product of (i) the Advance Rate times
(ii) the Eligible Receivables of the Borrower on such date."

                  32. The definition of "Eligible Receivables" is hereby amended by deleting the text appearing therein in its entirety and inserting in lieu thereof the text "shall mean all Finance Receivables which comply with all of the criteria set forth in Part A of Annex VI; provided that Eligible Receivables in any event shall not include any Non-Performing Assets."

                  33. The definition of "Finance Receivables" is hereby amended to read in its entirety as follows:

                           "Finance Receivables" shall mean (i) loans receivable
                  which arise from commercial loans made or acquired by the Borrower or any of its Subsidiaries in the ordinary course of its business, which are secured by the accounts receivable, inventory, equipment or other property of the customers of the Borrower or any such Subsidiary (net of any participations sold) and (ii) participating interests purchased by the Borrower in the ordinary course of its business in commercial loans made by other commercial lenders (other than FVFCFC and Fremont Funding Inc.) in the ordinary course of such other commercial lender's business which are secured by the accounts receivable, inventory, equipment or other property of the customers of such commercial lender, provided that such loans receivable and participating interests (y) are free of any Liens and are unconditionally owed to the Borrower or such Subsidiary without defense, offset, or counterclaim, and (z) are items of the type included as finance receivables on the balance sheet of the Borrower as at December 31, 1996.

                  34. The  definition of  "Non-Performing  Assets"  appearing in
Section 9 of the Credit Agreement is hereby amended by (x) deleting the text "(x)" appearing immediately after the text "past due" and (y) deleting the text "and (y) by more than 120 days in the case of Finance Receivables of each FPFC and FPFC Delaware" appearing therein.

                  35. Section 9 of the Credit Agreement is hereby further amended by deleting the definition of "FPFC" and "FPFC Delaware" in their entirety.

                  36. Annex VI to the Credit Agreement is hereby amended by deleting Part B thereof in its entirety.


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                  37. Exhibit I to the Credit Agreement is hereby amended by (x)
deleting Section 2 thereof in its entirety and renumbering the other Sections thereof accordingly and (y) deleting the sentence appearing at the bottom of page 2 thereof in its entirety.

                  38. The Banks hereby consent to the Guaranty Terminations, and authorize the Agent to enter into any agreements or documents reasonably requested by the Borrower to evidence the Guaranty Terminations.


II. MISCELLANEOUS.

                  1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

                           (a) no Default or Event of Default exists as of the First Amendment Effective Date both before and after giving effect to this Amendment; and

                           (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                  2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provisions of the Credit Agreement or any other Credit Document.

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

                  4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective on the date (the "First Amendment Effective Date") when (i) each of the Borrower and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office and



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(ii) the Borrower shall have  consummated  the sale,  transfer or disposition of
Fremont Premium Finance Corporation and Fremont Premium Finance Company of Delaware.


                  6. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.


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